                                                                   EXHIBIT 99.30

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE RATES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF MORTGAGE RATES   MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-----------------------   --------------   -----------   ----------   --------   --------   -----------   --------   -----------
5.500% or less                   22        $ 5,472,458       6.12%       5.26%      684       $248,748      76.34%      72.50%
5.501% to 6.000%                 64         13,344,586      14.93       5.884       697        208,509      78.47       67.83
6.001% to 6.500%                100         18,610,318      20.83       6.349       683        186,103      80.86       62.96
6.501% to 7.000%                120         21,660,408      24.24       6.853       673        180,503      82.28       56.01
7.001% to 7.500%                 65         10,968,827      12.27       7.316       659        168,751       78.9       34.64
7.501% to 8.000%                 72         10,271,317      11.49       7.846       653        142,657       83.9       59.21
8.001% to 8.500%                 44          5,635,898       6.31       8.296       628        128,089      79.11       63.06
8.501% to 9.000%                 32          2,742,188       3.07       8.783       617         85,693      81.27          53
9.001% to 9.500%                  4            283,906       0.32       9.202       583         70,976      73.62       70.49
9.501% to 10.000%                 6            333,209       0.37       9.796       601         55,535      76.79       39.94
10.001% to 10.500%                1             39,894       0.04      10.125       589         39,894      74.07           0
                                ---        -----------     ------      ------       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------      ------       ---       --------      -----       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 10.125% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.847% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
RANGE OF                                    PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
REMAINING MONTHS            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
TO STATED MATURITY        MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
------------------        --------------   -----------   ----------   --------   --------   -----------   --------   -----------
169 to 180                       21        $ 2,402,176       2.69%       7.21%      680       $114,389      72.98%      43.85%
349 to 360                      509         86,960,833      97.31       6.837       670        170,846      80.75       58.69
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL           NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
MORTGAGE LOAN             MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-----------------         --------------   -----------   ----------   --------   --------   -----------   --------   -----------
$50,000 or less                  32        $ 1,406,250       1.57%       8.49%      630       $ 43,945      79.50%      65.04%
$50,001 to $100,000             145         10,959,023      12.26       7.349       655         75,579      80.28       63.87
$100,001 to $150,000            112         13,670,992       15.3       6.981       655        122,062      80.12        61.5
$150,001 to $200,000             83         14,382,169      16.09       6.951       670        173,279      78.55       52.63
$200,001 to $250,000             49         10,937,527      12.24       6.555       673        223,215      78.75       67.32
$250,001 to $300,000             41         11,352,004       12.7       6.451       694        276,878      81.54       51.12
$300,001 to $350,000             23          7,568,378       8.47       7.032       680        329,060      82.56       43.49
$350,001 to $400,000             20          7,345,088       8.22       6.738       681        367,254         84       55.85
$400,001 to $450,000             14          5,982,356       6.69       6.672       663        427,311      80.85       64.23
$450,001 to $500,000              4          1,908,918       2.14       6.804       669        477,229      83.69        24.3
$500,001 to $550,000              5          2,633,222       2.95        5.89       678        526,644      78.92       80.34
$550,001 to $600,000              1            556,441       0.62       6.375       716        556,441         80         100
$650,001 to $700,000              1            660,641       0.74       6.625       643        660,641         85         100
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $37,957 to approximately $660,641 and the average outstanding principal balance of the Mortgage Loans was approximately $168,609.

PRODUCT TYPES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PRODUCT TYPES             MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------             --------------   -----------   ----------   --------   --------   -----------   --------   -----------
Fixed - 15 Year                  20        $ 2,356,278       2.64%       7.18%      680       $117,814      72.65%      44.70%
Fixed - 30 Year                 142         20,443,524      22.88       7.012       678        143,968      75.93       59.07
ARM - 6 Month                     3            476,097       0.53       6.462       643        158,699      74.99       56.79
ARM - 2 Year/6 Month            298         52,425,520      58.67       6.842       664        175,925      83.03       59.24
ARM - 3 Year/6 Month             33          5,183,699        5.8       6.651       663        157,082      80.98       65.57
ARM - 5 Year/6 Month             33          8,431,993       9.44       6.516       691        255,515      78.43        50.2
Balloon Loans                     1             45,898       0.05        8.99       678         45,898         90           0
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

ADJUSTMENT TYPE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE           MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
---------------           --------------   -----------   ----------   --------   --------   -----------   --------   -----------
ARM                             367        $66,517,309      74.43%       6.78%      668       $181,246      82.23%      58.57%
Fixed Rate                      163         22,845,700      25.57       7.033       678        140,158      75.62       57.47
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
STATE                     MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-----                     --------------   -----------   ----------   --------   --------   -----------   --------   -----------
Arizona                          13        $ 1,582,196       1.77%       6.65%      682       $121,707      82.31%      73.98%
Arkansas                          2            146,056       0.16       6.747       721         73,028       81.9       57.45
California                      221         51,509,290      57.64       6.603       678        233,074       79.1       55.48
Colorado                          7          1,392,977       1.56       6.338       701        198,997      82.98       30.17
Connecticut                       7          1,379,213       1.54       7.036       638        197,030      83.01       52.59
Delaware                          1            159,509       0.18       7.375       664        159,509      87.91         100
District of Columbia              5          1,060,571       1.19       7.593       628        212,114      73.57           0
Florida                          26          2,946,105        3.3       7.591       626        113,312      79.99        63.5
Georgia                           7            752,897       0.84       7.689       656        107,557      84.87        71.4
Illinois                         21          2,508,196       2.81       6.783       640        119,438      81.52          69
Indiana                          10            903,554       1.01       6.986       664         90,355      85.06       86.14
Kentucky                          1             82,104       0.09        6.25       683         82,104         75           0
Louisiana                        16          1,082,060       1.21       7.646       636         67,629      79.15       46.15
Maryland                         21          3,322,109       3.72       7.443       661        158,196       84.8       56.06
Massachusetts                     2            594,889       0.67       6.395       653        297,444      81.45         100
Michigan                         17          1,273,414       1.42         8.2       657         74,907      82.22       74.02
Minnesota                         1            165,607       0.19       6.375       705        165,607         90         100
Mississippi                       2            102,263       0.11       8.618       643         51,132         90         100
Missouri                          2            121,046       0.14       9.325       648         60,523       83.5           0
Nevada                           10          1,370,499       1.53        6.58       710        137,050      87.97        67.1
New Hampshire                     1            107,541       0.12       6.875       643        107,541         90           0
New Jersey                        6            915,908       1.02       7.433       656        152,651      80.55       65.62
New Mexico                        2            247,428       0.28         6.5       679        123,714         95         100
New York                         30          6,240,396       6.98       7.016       658        208,013       81.5       50.32
North Carolina                   11            718,913        0.8       8.071       616         65,356      80.87          91
Ohio                              8            629,875        0.7       7.411       664         78,734      85.34       69.22
Oklahoma                          1             84,531       0.09         5.5       662         84,531         68         100
Oregon                            2            399,562       0.45       6.596       658        199,781      94.61         100
Pennsylvania                     11            743,787       0.83       7.817       637         67,617       82.6       87.67
Tennessee                        12            864,510       0.97        7.75       651         72,042      84.85       86.82
Texas                            29          2,737,547       3.06       6.925       673         94,398      80.04       55.59
Virginia                         15          1,799,236       2.01       7.195       694        119,949      82.77       77.57
Washington                        8          1,263,723       1.41       7.229       673        157,965       87.9       79.75
Wisconsin                         2            155,497       0.17       7.027       651         77,749      71.85       36.97
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

No more than approximately 1.25% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL           NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
--------------------      --------------   -----------   ----------   --------   --------   -----------   --------   -----------
50.00% or less                   19        $ 2,626,325       2.94%       6.35%      663       $138,228      42.03%      67.51%
50.01% to  55.00%                 6          1,170,571       1.31       6.812       652        195,095       53.2        29.8
55.01% to  60.00%                 7            928,886       1.04       6.739       595        132,698       58.6        29.2
60.01% to  65.00%                22          3,545,350       3.97       6.872       640        161,152      64.26       31.91
65.01% to  70.00%                42          7,435,360       8.32       6.762       648        177,032       69.1       42.08
70.01% to  75.00%                48          7,408,630       8.29       7.008       662        154,346      74.49       34.58
75.01% to  80.00%               123         22,257,784      24.91       6.715       672        180,958      79.66       52.43
80.01% to  85.00%                95         15,307,293      17.13       6.975       666        161,129      84.67       63.98
85.01% to  90.00%               141         22,547,238      25.23       6.979       683        159,909      89.75       72.76
90.01% to  95.00%                25          5,727,937       6.41       6.628       703        229,117      94.96        80.3
95.01% to 100.00%                 2            407,635       0.46       6.932       654        203,818      98.62         100
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.05% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 90.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 11.11%.

LOAN PURPOSE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE              MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
------------              --------------   -----------   ----------   --------   --------   -----------   --------   -----------
Refinance - Cashout             245        $40,992,687      45.87%       6.83%      661       $167,317      77.91%      56.29%
Purchase                        193         34,206,655      38.28       6.871       687        177,237      85.86          62
Refinance - Rate Term            92         14,163,667      15.85       6.839       657        153,953      75.31       55.12
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

PROPERTY TYPE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE             MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------             --------------   -----------   ----------   --------   --------   -----------   --------   -----------
Single Family Detached          319        $46,888,140      52.47%       7.05%      666       $146,985      81.40%      56.61%
Condo                            56          9,445,787      10.57       6.402       666        168,675      83.44       46.14
2-4 Family                      116         27,228,213      30.47       6.706       676        234,726      77.35       63.87
Planned Unit Development         39          5,800,869       6.49       6.633       686        148,740       83.8       65.45
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

DOCUMENTATION

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION             MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------             --------------   -----------   ----------   --------   --------   -----------   --------   -----------
Full                            258        $39,180,242      43.84%       6.74%      675       $151,861      81.80%     100.00%
Stated                          126         21,963,351      24.58       7.087       665        174,312      75.07           0
FULL-ALT                         61         12,909,344      14.45       6.768       668        211,629      84.65         100
Limited                          63         11,312,011      12.66       6.687       670        179,556      83.04           0
Lite                             12          2,581,739       2.89         7.2       665        215,145      78.39           0
Streamlined                      10          1,416,321       1.58       7.328       657        141,632      76.77           0
                                ---        -----------     ------       -----       ---       --------      -----      ------
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----      ------

OCCUPANCY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY                 MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
---------                 --------------   -----------   ----------   --------   --------   -----------   --------   -----------
Investment                      530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------        ----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------        ----       ---       --------      -----       -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
MORTGAGE LOANS AGE          NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
(MONTHS)                  MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
------------------        --------------   -----------   ----------   --------   --------   -----------   --------   -----------
3                               141        $24,797,242      27.75%       6.88%      675       $175,867      79.98%      55.88%
4                               167         29,313,478       32.8       6.755       669        175,530      79.09       61.82
5                               139         23,303,689      26.08       6.735       670        167,652      81.87       56.61
6                                64          9,368,161      10.48       7.194       667        146,378       82.3       57.68
7                                18          2,517,906       2.82       7.297       653        139,884      83.76       57.65
9                                 1             62,533       0.07       7.125       673         62,533         90         100
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
ORIGINAL PREPAYMENT         NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM              MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
-------------------       --------------   -----------   ----------   --------   --------   -----------   --------   -----------
None                            135        $21,126,927      23.64%       7.21%      665       $156,496      84.04%      55.99%
12 Months                        34          8,998,853      10.07       6.845       667        264,672      82.27       61.13
24 Months                       198         33,554,060      37.55       6.645       666        169,465      81.69       62.76
36 Months                       163         25,683,168      28.74       6.809       681        157,565      75.55       53.34
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
----------------------    --------------   -----------   ----------   --------   --------   -----------   --------   -----------
501 to 525                        7        $   748,638       0.84%       8.36%      519       $106,948      69.33%      50.24%
526 to 550                       10            916,241       1.03       8.235       540         91,624      69.63       81.85
551 to 575                       16          1,982,664       2.22       7.675       564        123,916      72.69       67.87
576 to 600                       40          5,590,197       6.26       7.504       591        139,755      78.55       49.35
601 to 625                       68         10,089,252      11.29        7.01       615        148,371      74.12       56.41
626 to 650                       79         13,659,903      15.29        6.93       639        172,910      80.54       56.13
651 to 675                       96         17,265,412      19.32       6.824       663        179,848       81.8       51.97
676 to 700                       77         12,552,063      14.05       6.688       687        163,014      84.67       68.16
701 to 725                       59         11,320,078      12.67       6.601       711        191,866      81.61       52.87
726 to 750                       29          5,467,612       6.12         6.6       738        188,538      83.21       63.03
751 to 775                       37          7,472,124       8.36       6.489       759        201,949      81.55       62.25
776 to 800                       10          1,894,580       2.12       6.374       789        189,458      80.79       78.36
801 to 825                        2            404,246       0.45       5.875       809        202,123       84.3         100
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 511 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 670.

CREDIT GRADE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
CREDIT GRADE              MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
------------              --------------   -----------   ----------   --------   --------   -----------   --------   -----------
AA                              325        $60,022,755      67.17%       6.68%      697       $184,685      82.51%      57.62%
A                               116         17,628,428      19.73       6.982       634        151,969       77.6       63.66
A-                               43          6,488,739       7.26       7.174       602        150,901      77.53       54.02
B+                               23          2,834,666       3.17       7.807       576        123,246      73.24       52.54
B                                21          2,283,013       2.55       7.887       557        108,715      69.85       51.85
C                                 2            105,408       0.12       8.839       523         52,704      63.68         100
                                ---        -----------     ------       -----       ---       --------      -----       -----
TOTAL:                          530        $89,363,009     100.00%       6.85%      670       $168,609      80.54%      58.29%
                                ---        -----------     ------       -----       ---       --------      -----       -----